SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 19, 2013, Walgreen Co. issued a press release announcing financial results for the quarter ended February 28, 2013. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated in this Item 2.02 by reference.

This information, including exhibits attached hereto and the information under Item 7.01 below, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 7.01.	Regulation FD Disclosure.

As described in the press releases attached as Exhibits 99.1 and 99.2 hereto, on March 19, 2013 (1) AmerisourceBergen Corporation (“AmerisourceBergen”) is conducting a conference call and webcast beginning at 7:30 a.m. Eastern time regarding the agreements and arrangements described in the joint press release of Walgreen Co. and Alliance Boots GmbH (“Alliance Boots”) attached as Exhibit 99.2 hereto and Gregory D. Wasson, President and Chief Executive Officer of Walgreen Co. and Stefano Pessina, Executive Chairman of Alliance Boots, have been invited to participate on that conference call; and (2) Walgreen Co. is conducting a separate conference call and webcast beginning at 8:30 a.m. Eastern time regarding Walgreen Co.’s results for the fiscal quarter ended February 28, 2013. Slides prepared for the purposes of such conference call are available on the Walgreens investor relations website at http://investor.walgreens.com. Links to each of these conference calls will be available on the Walgreens investor relations website at: http://investor.walgreens.com.

Item 8.01.	Other Events.

On March 19, 2013, Walgreen Co. and Alliance Boots issued a joint press release announcing Walgreens and Alliance Boots’ new strategic, long-term relationship with AmerisourceBergen that extends and expands an existing distribution relationship with Walgreens, provides for collaboration among AmerisourceBergen, Walgreens and Alliance Boots on supply chain opportunities and gives Walgreens and Alliance Boots rights to acquire a minority equity position in AmerisourceBergen. A copy of the joint press release is filed as Exhibit 99.2 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

99.1	Walgreen Co. press release dated March 19, 2013

99.2	Joint press release of Walgreen Co. and Alliance Boots GmbH dated March 19, 2013

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast, “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, those relating to our commercial agreements with AmerisourceBergen, the arrangements and transactions contemplated by our Framework Agreement with AmerisourceBergen and Alliance Boots and their possible effects, the Purchase and Option Agreement and other agreements relating to our strategic partnership with Alliance Boots, the arrangements and transactions contemplated thereby and their possible effects, the parties’ ability to realize anticipated synergies and achieve anticipated financial results, the risks associated with transitions in supply arrangements, the risks associated with international business operations, the risks associated with governance and control matters, whether the option to acquire the remainder of the Alliance Boots equity interest will be exercised and the financial ramifications thereof, the risks associated with potential equity investments in AmerisourceBergen including whether the warrants to invest in AmerisourceBergen will be exercised and the financial ramifications thereof, changes in vendor, payer and customer relationships and terms, changes in network participation, levels of business with Express Scripts customers, the implementation, operation and growth of our customer loyalty program, risks associated with new business areas and activities, risks associated with acquisitions, joint ventures and strategic investments, outcomes of legal and regulatory matters, and other factors described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, which is incorporated herein by reference, and in other documents that we file or furnish with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: March 19, 2013	By:	/s/ Thomas J. Sabatino, Jr.
	Title:	Executive Vice President, General Counsel and Corporate Secretary